UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 2003



                             Eureka Financial Corp.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



United States                          000-50234                   75-3098403
----------------------------      ------------------------       -------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                                Identification
                                                                    Number)



3455 Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania          15213
-----------------------------------------------------------          -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (412) 681-8400
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             EUREKA FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

            (c) Exhibits:

                  99.1     Press Release dated July 25, 2003


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On July 25, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Eureka Financial Corp.


Date:    July 25, 2003               By:  /s/ Edward F. Seserko
                                           -------------------------------------
                                           Edward F. Seserko
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)